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                                                                    EXHIBIT 10.6

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        MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND
                          FIXTURE FINANCING STATEMENT

                                       by

                                  SIMCALA, INC.

                                       and

           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY

                                       and

                                       to

                               NATIONSBANK, N.A.,
                        as Agent for the Lenders party to
                      the Credit Agreement (herein defined)


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                                      Dated

                                 March 31, 1998


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THIS INSTRUMENT WAS PREPARED BY,
AND WHEN RECORDED SHOULD BE
RETURNED TO:
Moore & Van Allen PLLC
100 North Tryon Street, Floor 47
Charlotte, North Carolina  28202



                          MORTGAGE, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS
                         AND FIXTURE FINANCING STATEMENT


         THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this "Mortgage") is given as of March 31, 1998, by SIMCALA, INC., a Delaware corporation (the "Borrower"), having its principal offices at Ohio Ferro Alloys Road, Mt. Meigs, Alabama 36057, and THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY (the "IDB"), a public corporation organized and existing under the laws of the State of Alabama, and in particular
Article 4, Chapter 54, Title 11 of the Code of Alabama of 1975, as amended, in favor of NATIONSBANK, N.A., a national banking association, as agent for the lenders party to the Credit Agreement hereinafter defined (in such capacity, the "Agent"), having its principal offices at 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255.

                                    RECITALS

         A. The IDB is the owner of the real property situated in Montgomery County, Alabama, legally described on Exhibit A attached hereto and made a part hereof (the "Real Property");

         B. Pursuant to that certain Consolidated, Amended and Restated Lease Agreement dated as of January 1, 1995, by and between the IDB and the Borrower and recorded in Book 1542 at Page 870 in the Montgomery County Public Registry (as amended, modified, supplemented, extended or renewed from time to time, the "IDB Lease"), entered into in connection with those certain $6,000,000 Taxable Industrial Revenue Bonds (SIMCALA, Inc. Project), Series 1995, issued by the State Industrial Development Authority, an Alabama public corporation (the "Bonds"), the Borrower leased from the IDB the Real Property and the improvements, fixtures and equipment located thereon;

         C. The Agent, as agent for the Lenders, and the Lenders have agreed to establish a $15,000,000 credit facility in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of the date hereof among the Borrower, the guarantors party thereto, the lenders party thereto (the "Lenders") and the Agent (as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Credit Agreement"; terms used but not



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otherwise defined herein shall have the meanings provided in the Credit
Agreement) and as evidenced by (i) the revolving credit promissory notes of the Borrower (as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Notes"); and (ii) those letters of credit for the account of the Borrower or any other Credit Party (as referenced in the Credit Agreement, as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Letters of Credit"). Hereinafter, the loans and extensions of credit under the Credit Agreement may be called the "Loan".

         D. It is a condition precedent to the obligation of the Lenders to make the Loan pursuant to the terms of the Credit Agreement that this Mortgage be executed and delivered by the Borrower and the IDB.

         E. In order to secure the payment and performance of the Obligations (as hereinafter defined), the Borrower and the IDB have agreed to execute and deliver this Mortgage.

         F. The obligations secured by this Mortgage (the "Obligations") are as follows:

                  (i) the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes (as defined in the Credit Agreement), this Mortgage and the other Credit Documents; and

                  (ii) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising pursuant to the Credit Documents, owing from the Borrower to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements (as defined in the Credit Agreement) and all obligations and liabilities incurred in connection with collecting and enforcing the Obligations.

         G. The maximum principal indebtedness secured hereby is $15,000,000, plus amounts which may be advanced by the Agent or the Lenders in protection of the Mortgaged Property (as hereinafter defined) or this Mortgage.

         H. The Obligations shall mature on or before December 1, 2019 (the "Maturity Date").

         NOW, THEREFORE, in consideration of the Lenders making the Loan and of the Issuing Lender issuing the Letters of Credit, and to secure the Loan and payment and performance of the Obligations, including without limitation all advances and readvances of principal under the Notes and all draws under the Letters of Credit, together with all interest and other charges due thereon, and also to secure the performance of all terms, conditions and agreements of the Credit Agreement, the Notes, this Mortgage and the other Credit Documents, the Borrower and the IDB do hereby grant, bargain, sell and convey to the Agent its successors and assigns, forever, with power of sale, and grant to the Agent, its successors and assigns, a security interest in, the following, all of which is called the "Mortgaged Property":


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                            A. LAND AND IMPROVEMENTS

         All of the IDB's and the Borrower's rights, title and interests in the Real Property and all mineral rights, hereditaments, easements and appurtenances thereto (collectively the "Land"), and all improvements and structures thereon (the "Improvements"), and all of the Borrower's rights, title and interest in the Mortgaged Property arising from and out of the IDB Lease; and

                        B. FIXTURES AND PERSONAL PROPERTY

         All fixtures (the "Fixtures"), and all machinery, equipment and personal property (collectively, the "Personal Property") now or hereafter located on, in or under the Land and the Improvements, or usable in connection with the Land or the Improvements, and which are owned by the IDB or the Borrower or in which the IDB or the Borrower has an interest, including any construction and building materials stored on and to be included in the Improvements, plus any repairs, replacements and betterments to any of the foregoing and the proceeds and products thereof; and

                               C. LEASES AND RENTS

         All rights of the Borrower and the IDB with respect to the IDB Lease, and all rights of the Borrower with respect to tenants or occupants now or hereafter occupying any part of the Land or the Improvements, if any, including all subleases and licenses and rights in connection therewith, whether oral or written (collectively the "Subleases"), and all rents, income, both from services and occupation, royalties, revenues and payments, including prepayments and security deposits (collectively the "Rents"), which are now or hereafter due or to be paid in connection with the Land, the Improvements, the Fixtures or the Personal Property; and

                     D. INSURANCE AND CONDEMNATION PROCEEDS

         All proceeds of insurance and condemnation or other conveyance of the Land and the Improvements; and

                     E. AFTER-ACQUIRED PROPERTY AND PROCEEDS

         All after-acquired property similar to the property herein described and conveyed which may be subsequently acquired by the IDB or the Borrower and used in connection with the Land, the Improvements, the Fixtures, the Personal Property and other property; and all cash and non-cash proceeds and products of all of the foregoing property (provided, however, that the inclusion of proceeds and products shall not be deemed to permit any sale or other disposition of the Mortgaged Property or any part thereof in violation of the terms and provisions of this Mortgage).



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         TO HAVE AND TO HOLD the same, and all estate therein, together with all the rights, privileges and appurtenances thereunto belonging, to the use and benefit of the Agent, its successors and assigns, forever.

         BUT, THIS CONVEYANCE IS MADE UPON THE FOLLOWING CONDITIONS NEVERTHELESS, that is to say: (a) the Borrower shall well and truly pay when and as due the aggregate of all of the Obligations, including without limitation all advances and re-advances of principal under the Notes and all draws under the Letters of Credit, together with all interest and other charges due therein, (b) the Borrower and the IDB shall have fulfilled and performed all of the terms, conditions and agreements contained in the Credit Agreement, the Notes, this Mortgage and the other Credit Documents, (c) the Notes shall have been satisfied and terminated in accordance with their terms and the Lenders shall have no obligation to extend any further credit under the Credit Agreement or the Notes, and (d) an appropriate instrument in satisfaction of this Mortgage, executed by a duly authorized officer of the Agent, shall have been duly recorded in the Probate Office in which this Mortgage is originally recorded, then this conveyance shall become void; otherwise, the same shall remain in full force and effect.

         This Mortgage constitutes (a) a real estate mortgage under the laws of the State of Alabama, (b) a security agreement within the meaning of the Uniform Commercial Code as in effect in the State of Alabama (the "UCC"), with respect to all property described herein as to which a security interest may be granted and/or perfected pursuant to the UCC (and is intended to afford the Agent, to the fullest extend allowed by law, the rights and remedies of a secured party under the UCC), and (c) a financing statement filed as a fixture filing for purposes of Article 9 of the UCC.

         The Notes evidence and this Mortgage secures an open-end revolving line of credit under which the Borrower may borrow and repay, and reborrow and repay, amounts from the Lenders from time to time up to a maximum principal amount to any one time outstanding not exceeding $15,000,000. Advances under the Notes are obligatory. The Notes do not require that the Borrower maintain any minimum balance under the revolving line of credit and, therefore, at times there may be no outstanding debt under the Notes. This Mortgage shall not be deemed satisfied nor shall title to the Mortgaged Property be divested from the Agent by the payment in full of all the debt at any one time evidenced by the Notes, since in each case further borrowings can thereafter be made from time to time by the Borrower under the terms of the Notes and all such borrowings are to be included in the Obligations. The Borrower agrees to pay or reimburse the Agent and the Lenders for any and all recording and mortgage taxes and fees which at any time and from time to time may be paid or incurred by the Agent or the Lenders by virtue of the recordation of this Mortgage or any advances or readvances of principal under the Notes.



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         BORROWER FURTHER agrees as follows:

                                    ARTICLE I
                                   AGREEMENTS

         Section 1.1 Performance of Obligations; Incorporation by Reference. The Borrower shall pay and perform the Obligations as provided in the Credit Agreement and the other Credit Documents. Time is of the essence hereof. All of the covenants, obligations, agreements, warranties and representations of the Borrower contained in the Credit Agreement and the other Credit Documents and all of the terms and provisions thereof, are hereby incorporated herein and made a part hereof by reference as if fully set forth herein. If there is a conflict or inconsistency between the Credit Agreement and this Mortgage, the provisions of the Credit Agreement shall control and govern.

         Section 1.2 Further Assurance. If the Agent requests, the Borrower and the IDB shall sign and deliver and cause to be recorded as the Agent shall direct any further mortgages, instruments of further assurances, certificates and other documents as the Agent reasonably may consider necessary or desirable in order to perfect, continue and preserve the Obligations and the Agent's rights, title, estate, liens and interests under the Credit Documents. The Borrower further agrees to pay to the Agent, upon demand, all costs and expenses incurred by the Agent or the Lenders in connection with the preparation, execution, recording, filing and refiling of any such documents, including reasonable attorneys' fees and title insurance costs.

         Section 1.3 Sale, Transfer, Encumbrances. If the Borrower or the IDB sells, conveys, transfers or otherwise disposes of, or encumbers, all or any part of its interest in the Mortgaged Property, whether voluntarily, involuntarily or by operation of law, without the prior written consent of the Agent, the Agent shall have the option to declare the Obligations immediately due and payable without notice, except as to Liens that are permitted by the Credit Agreement. In addition, during the term of this Mortgage there shall not be any change in the ownership, membership or control of the Borrower unless the Agent in its sole discretion has given its approval, which approval shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary contained herein, Agent hereby consents to the sale of the Mortgaged Property from the IDB to the Borrower pursuant to the purchase option contained in the IDB Lease.


         Section 1.4 Insurance.

                  (A) Types Required. The Borrower shall maintain insurance for the Mortgaged Property as set forth in Section 7.6 of the Credit Agreement. In addition to the requirements set forth in Section 7.6 of the Credit Agreement, if any part of the Improvements is located in an area having "special flood hazards" as defined in the Federal Flood Disaster Protection Act of 1973, a flood insurance policy as may be required by law naming the Agent as insured mortgagee must be submitted to the Agent. The policy must be in such amount, covering such risks and liabilities and


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with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

                  (B) Use of Proceeds: All insurance proceeds received by the Borrower shall be applied as set forth in Section 7.6 of the Credit Agreement.

         Section 1.5 Taxes and Fees. The Borrower will pay all taxes, including, but not limited to, all ad valorem taxes, mortgage taxes, privilege taxes, recording taxes and other taxes, general and special assessments, insurance premiums, permit fees, inspection fees, license fees, water and sewer charges, franchise fees and equipment rents and any other charges or fees against it or the Mortgaged Property (and the Borrower, upon request of the Agent, will submit to the Agent receipts evidencing said payments) in accordance with Section 7.5 of the Credit Agreement. The Borrower shall keep the Mortgaged Property free and clear of all liens, encumbrances, easements, covenants, conditions, restrictions and reservations except Permitted Liens.

         Section 1.6 Escrow Payments. If requested by the Agent, which request shall only be made after an Event of Default hereunder, the Borrower shall, for so long as such Event of Default continues, deposit with the Agent on the same date as payments are due under the Credit Agreement the amount reasonably estimated by the Agent to be necessary to enable the Agent to pay, at least five
(5) days before they become due, all taxes, assessments and governmental charges and levies of every kind or nature whatsoever ( collectively, the "Impositions") against the Mortgaged Property and the premiums upon all insurance required hereby to be maintained with respect to the Mortgaged Property. All funds so deposited shall secure the Obligations. Such deposits shall be held by the Agent, or its nominee, in a non-interest bearing account and may be commingled with other funds. Such deposits shall be used to pay such Impositions and insurance premiums when due. Any excess sums so deposited shall be retained by the Agent and shall be applied to pay said items in the future, unless the Obligations have been paid and performed in full, in which case all excess sums so paid shall be refunded to the Borrower. Upon the occurrence and during the continuation of an Event of Default, the Agent may apply any funds in said account against the Obligations in such order as the Agent may determine.

         Section 1.7 Maintenance and Repair; Compliance with Laws. Except as provided otherwise in the Credit Agreement, the Borrower will abstain from and will not permit the commission of waste in or about the Mortgaged Property and will maintain the Mortgaged Property in good condition and repair, ordinary wear and tear excepted. The Borrower will do, or cause to be done, all such things as may be required by law in order fully to protect the security and all rights of the Agent under this Mortgage. The Borrower shall not cause or permit the lien of this Mortgage to be impaired in any way.

         Section 1.8  Subleases.

                  (A) The Borrower represents that there is no existing Sublease. The Borrower shall not enter into or amend any Sublease without the Agent's prior written consent, and shall furnish to the Agent, upon execution, a complete and fully executed copy of each Sublease. The Borrower shall provide the Agent with a copy of each proposed Sublease


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         requiring the consent of the Agent and with any information requested by the Agent regarding the proposed Tenant (as hereinafter defined) thereunder. The Agent may declare each Sublease to be prior or subordinate to this Mortgage, at the Agent's option.

                  (B) The Borrower shall, at its cost and expense, perform each obligation to be performed by the landlord under each Sublease; not borrow against, pledge or further assign any rents or other payments due thereunder; not permit the prepayment of any rents or other payments due for more than thirty (30) days in advance; and not permit any Tenant to assign its Sublease or sublet the Mortgaged Property covered by its Sublease, unless required to do so by the terms thereof and then only if such assignment does not work to relieve the Tenant of any liability for performance of its obligations thereunder.

                  (C) If any Tenant shall default under its Sublease, the Borrower shall, in the ordinary course of business, exercise sound business judgment with respect to such default, but may discount, compromise, forgive or waive claims or discharge the Tenant from its obligations under the Sublease or terminate or accept a surrender of the Sublease.

                  (D) If the Borrower fails to perform any obligations of landlord under any Sublease or if the Agent becomes aware of or is notified by any Tenant of a failure on the part of the Borrower to so perform, the Agent may, but shall not be obligated to, without waiving or releasing the Borrower from any obligation in this Agreement or any of the other Credit Documents, remedy such failure, and the Borrower agrees to repay upon demand all sums incurred by the Agent or the Lenders in remedying any such failure, together with interest thereon from the date incurred at the rate of interest set forth in Section 3.1 of the Credit Agreement.

                  (E) For purposes of this Mortgage, the following terms shall have the following meanings:

                           (I) "Sublease": Any lease or other document or agreement, written or oral, permitting any Person to use or occupy any part of the Mortgaged Property.

                           (II) "Person": Person shall have the meaning assigned thereto in the Credit Agreement.

                           (III) "Tenant": Any person or party using or
                  occupying any part of the Mortgaged Property pursuant to a Sublease.

         Section 1.9 Indemnity. The Borrower shall indemnify the Agent, the Lenders, the IDB and their directors, officers, agents and employees (collectively the "Indemnified Parties") against, and hold the Indemnified Parties harmless from, all losses, damages, suits, claims, judgments, penalties, fines, liabilities, costs and expenses by reason of, or on account of, or in connection with the construction, reconstruction or alteration of the Mortgaged Property, or any accident, injury, death or damage to any person or property occurring in, on or about the Mortgaged Property or any street, drive, sidewalk, curb or passageway adjacent thereto, except to the extent



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that such losses, damages, suits, claims, judgments, penalties, fines, liabilities, costs and expenses are directly caused by the Indemnified Party's negligence, wanton or willful misconduct. The indemnity contained in this Section shall include costs of defense of any such claim asserted against an Indemnified Party, including reasonably attorneys' fees. The indemnity contained in this Section shall survive payment and performance of the Obligations and satisfaction and release of this Mortgage and any foreclosure thereof or acquisition of title by deed in lieu of foreclosure.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Ownership. The IDB covenants with the Agent, its successors and assigns, that the IDB is lawfully seized in fee simple of the Real Property and the IDB and the Borrower covenant with the Agent that they are the lawful owners of the Improvements, Fixtures and Personal Property, and have good right to sell and convey the Mortgaged Property as aforesaid; that the Mortgaged Property is free of all encumbrances except for Permitted Liens, and that the IDB and the Borrower will forever warrant and forever defend their respective titles to the Mortgaged Property unto the Agent, its successors and assigns, against the lawful claims and demands of all persons.

         Section 2.2 Liens, Compliance with Laws. The Borrower makes the following representations and warranties: that the Mortgaged Property is free from any and all liens and encumbrances, except for Permitted Liens; and that if the Borrower shall, at any time prior to payment in full of the Obligations, acquire the fee title or any greater estate in any of the Mortgaged Property, the lien of this Mortgage shall attach, extend to cover and be a lien upon such fee simple title or other estate. All applicable zoning, environmental, land use, subdivision, building, fire, safety and health laws, statutes, ordinances, codes, rules, regulations and requirements affecting the Mortgaged Property permit the current use and occupancy thereof, and the Borrower has obtained all consents, permits and licenses required for such use. The Borrower has examined and is familiar with all applicable laws, statutes, ordinances, codes and governmental rules, regulations and requirements affecting the Mortgaged Property, and the Mortgaged Property complies with all of the foregoing.

         Section 2.3 Use. The Mortgaged Property is not homestead property nor is it agricultural property or in agricultural use.

         Section 2.4 Utilities; Services. The Mortgaged Property is serviced by all necessary public utilities, and all such utilities are operational and have sufficient capacity for current uses. There is no contract or agreement providing for services to or maintenance of the Mortgaged Property which cannot be canceled upon thirty (30) days' or less notice, except as approved by the Agent, which approval shall not be reasonably withheld.


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         Section 2.5 Compliance with IDB Lease.

                  (A) The Borrower covenants and agrees that it will at all times fully perform and comply with all agreements, covenants, terms and conditions imposed upon or assumed by it as tenant under the IDB Lease, that it will not surrender its leasehold estate and interests, nor exercise any right to terminate or cancel the IDB Lease (except in the exercise of the Borrower's purchase option in the IDB Lease), and that it will not, without the express written consent of the Agent, modify, change, supplement, alter or amend the IDB Lease, and as further security for the repayment of the Obligations and for the performance of the covenants contained herein and in the IDB Lease, the Borrower hereby assigns to the Agent all of its rights, privileges and prerogatives as tenant under the IDB Lease to terminate, cancel, modify, change, supplement, alter or amend the IDB Lease, and any such termination, cancellation, modification, change, supplement, alteration, or amendment of the IDB Lease without the prior written consent thereto by the Agent, shall be void and of no force and effect; provided that so long as no Event of Default exists, the Agent shall have no right to terminate, cancel, modify, change, supplement, alter or amend the IDB Lease.

                  (B) The Borrower covenants and agrees that no release or forbearance of any of the Borrower's obligations under the IDB Lease, pursuant to the IDB Lease or otherwise, shall release the Borrower from any of its obligations under this Mortgage, including its obligations with respect to the payment of rent as provided for in the IDB Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the IDB Lease to be kept, performed and complied with by the Borrower.

                  (C) The Borrower shall not borrower against, pledge or further assign its rights under the IDB Lease.

                  (D) The Borrower shall not waive or fail to exercise its rights to renew and extend the term of the IDB Lease without the Agent's prior written consent.

                  (E) If the Borrower fails to perform any covenants or obligations of the Borrower under the IDB Lease, the Agent may (but shall not be obligated to) take any action the Agent deems necessary or desirable to prevent or to cure any such failure by the Borrower. Upon receipt by the Agent from the IDB of any notice of default by the Borrower under the IDB Lease, the Agent may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof is questioned or denied by the Borrower or by any party on behalf of the Borrower, unless such default is being contested in a manner permitted by the Credit Agreement and for which reserves or security has been provided. The Borrower hereby expressly grants to the Agent, and agrees that the Agent shall have, the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as the Agent, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by the Borrower. So long as no Event of


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

         Default exists, the Agent shall give at least one Business Day's prior notice of any such entry, but no prior notice shall be required with respect to any entry during the continuance of an Event of Default. The Agent may pay and expend such sums of money as the Agent in its sole discretion deems necessary for any such purpose, and the Borrower hereby agrees to pay to the Agent, immediately and without demand, all such sums so paid and expended by the Agent or the Lenders, together with interest thereon at the rate of interest set forth in Section 3.1 of the Credit Agreement. All sums so paid and expended by the Agent or the Lenders, together with interest thereon, shall be added to and be secured by the lien of this Mortgage.

                  (f) The IDB agrees that: (i) the Agent's lien upon or security interest in the Personal Property owned by the Borrower is prior and superior to any interest, lien or claim of any nature the IDB may now have or hereafter obtain in such Personal Property whether by operation of law, contract or otherwise; (ii) either the Borrower or the Agent may remove such Personal Property from the Land at any time without hindrance on the part of the IDB, and, upon request, the IDB will grant the Agent (or its representatives) access to the Land so that the Agent (or its representatives) may remove such Personal Property; and (iii) such Personal Property shall remain personal property (to the extent such Personal Property is not already a fixture as of the date hereof) and shall not become fixtures, notwithstanding the manner or mode of the attachment of the Personal Property to the Land. The IDB hereby waives any rights it may now or hereafter have in such Personal Property, including without limitation, any lien rights available under applicable law. Agent will repair, at its expense, any material damage to the Mortgaged Property resulting from Agent's removal of such Personal Property.

                                   ARTICLE III
                                 EMINENT DOMAIN

         Section 3.1 Eminent Domain. The Borrower assigns to the Agent any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Mortgaged Property or any rights appurtenant thereto to which the Borrower is entitled, and such proceeds or awards shall be applied in the same manner the insurance proceeds are applied pursuant to Section 7.6 of the Credit Agreement. The Borrower agrees to execute such further assignments and agreements as may be reasonably required by the Agent to assure the effectiveness of this Section. In the event any Governmental Authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Mortgaged Property, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Mortgaged Property, the Borrower shall promptly notify the Agent of such requirement or commencement of proceeding (for demolition, condemnation or other taking).


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

                                   ARTICLE IV
                              DEFAULTS AND REMEDIES

         Section 4.1 Events of Default. An Event of Default, as defined in the Credit Agreement, shall constitute an Event of Default hereunder, as shall failure of the Borrower to comply with any term, covenant or condition of the IDB Lease, if such failure is not cured within the grace period provided for in the IDB Lease, if any.

         Section 4.2 Remedies. Upon the occurrence of an Event of Default, all of the Obligations shall, at the option of the Agent, be accelerated and become immediately due and payable without notice or declaration to the Borrower. The Obligations shall be due and payable without presentment, demand or further notice of any kind. The Agent shall have the right to proceed to protect and enforce its rights by one or more of the following remedies:

                  (A) Bring a court action at law or in equity to foreclose this Mortgage or to enforce its provisions or any of the obligations secured by this Mortgage, either or both, concurrently or otherwise, and one action or suit shall not abate or be a bar to or waiver of the Agent's right to institute or maintain the other, provided that the Agent shall have only one payment and satisfaction of the Obligations;

                  (B) Cause any or all of the Mortgaged Property to be sold under the power of sale granted hereby in any manner permitted by applicable law;

                  (c) Take physical possession of the Mortgaged Property;

                  (d) Exercise its right to collect the Rents;

                  (e) Enter into contracts for the completion, repair and maintenance of the Improvements thereon;

                  (f) Expend Loan funds and any rents, income and profits derived from the Mortgaged Property for payment of any taxes, insurance premiums, assessments and charges for completion, repair and maintenance of the Improvements, preservation of the lien of this Mortgage and satisfaction and fulfillment of any liabilities or obligations of the Borrower arising out of or in any way connected with the construction of Improvements on the Mortgaged Property whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Mortgage;

                  (g) Enter into leases demising the Mortgaged Property or any part thereof;

                  (h) Take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Notes, this Mortgage, the Credit Agreement, or the other Credit Documents, or to aid the execution of any power herein granted;

                  (i) Generally, supervise, manage, and contract with reference to the Mortgaged Property as if the Agent were equitable owner of the Mortgaged Property. The Borrower also agrees that any of the foregoing rights and remedies of the Agent may be exercised at any time independently of the exercise of any other such rights and remedies, and the Agent may continue to exercise any or all such rights and remedies until the Event(s) of Default are cured or waived with the consent of the Required Lenders or the Lenders (as required by the Credit Agreement) or until foreclosure and the conveyance of the Mortgaged Property or until the Loans and Letters of Credit and other indebtedness secured hereby are otherwise satisfied or paid in full and the Commitments are terminated;

                  (j) Sell the Mortgaged Property at public outcry to the highest bidder for cash in front of the front or main door of the court house of the county where said Mortgaged Property, or a substantial and material part thereof, if located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the Mortgaged Property, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in the county (or all counties, if more than one) in which the Mortgaged Property is located (but if no newspaper is published in any such county, the notice shall be published in a newspaper published in an adjoining county for three successive weeks), and upon payment of the purchase money, the Agent or any person conducting the sale for the Agent is authorized to execute to the purchaser at said sale a deed to the Mortgaged Property so purchased. Any such sale shall be held between the hours of 11:00 a.m.. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. The Agent may bid at said sale and purchase said Mortgaged Property, or any part thereof, if the highest bidder therefor. The purchaser at any such sale shall be under no obligation to see to the proper allocation of the purchase money. At the foreclosure sale, the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner the Agent may elect in its sole discretion. Any such sale shall operate as a foreclosure of this Mortgage only as to the Mortgaged Property sold, and if the Obligations and all other sums secured hereby are not thereby satisfied in full, the other Mortgaged Property shall continue as security therefor and there may be a further foreclosure of this Mortgage, either by sale under power of sale or by judicial foreclosure;

                  (k) Exercise any other right or remedy available under law or in equity or under the Credit Documents

         Section 4.3 Appointment of Receiver. If upon the maturity of any of the Loan or any other amounts or obligations under the Credit Documents, the same remain unpaid, or upon the occurrence and continuance of an Event of Default, the Agent as a matter of right shall be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, to take possession of and to operate the Mortgaged Property, and to collect the rents, issues, profits, and income thereof, all expenses of which shall be added to the indebtedness secured hereby, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any Person or

Persons liable for the payment of the indebtedness secured hereby, and the Borrower does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Agent. Nothing herein is to be construed to deprive the Agent of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by the Agent in connection with any such receivership shall be a demand obligation (which obligation the Borrower hereby promises to pay) owing by the Borrower to the Agent pursuant to this Mortgage.

         Section 4.4 Proceeds. The proceeds of any sale under this Mortgage will be applied in accordance with Section 3.15(b) of the Credit Agreement.

         Section 4.5 The Agent's Option on Foreclosure. At the option of the Agent, this Mortgage may be foreclosed as provided by law or in equity, in which event the Agent's attorneys' fees shall, among other costs and expenses, be allowed and paid out the proceeds of the sale. In the event the Agent exercises its option to foreclose the Mortgage in equity, the Agent may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted by the Borrower to be a defense to any proceedings instituted by the Agent to collect the sums secured hereby, or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         Section 4.6 Expenses of Exercising Rights Powers and Remedies. The reasonable expenses (including any receiver's fees, attorneys' fees, appraisers' fees, environmental engineers' and/or consultant's fees, costs incurred for documentary and expert evidence, stenographers' charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree of foreclosure) of procuring all abstracts of title, continuations of abstracts of title, title searches and examinations, title insurance policies and commitments and extensions therefor, UCC and chattel lien searches, and similar data and assurances with respect to title as the Agent may deem reasonably necessary either to prosecute any foreclosure action or to evidence to bidders at any sale which may be had pursuant to any foreclosure decree the true condition of the title to or the value of the Mortgaged Property, and agent's compensation) incurred by the Agent or the Lenders after the occurrence of any Event of Default and/or in pursuing the rights, powers and remedies contained in this Mortgage shall be immediately due and payable by the Borrower, with interest thereon from the date incurred at the rate of interest set forth in Section 3.1 of the Credit Agreement, and shall be added to the indebtedness secured by this Mortgage.

         Section 4.7 Restoration of Position. In case the Agent shall have proceeded to enforce any right under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, and in every such case, the Borrower and the Agent shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property subject to the lien hereof.

         Section 4.8 Waivers. The Borrower and the IDB waive all rights to direct the order or manner in which any of the Mortgaged Property will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Property marshalled upon any sale.

The Agent may in its discretion sell all the personal and real property together or in parts, in one or more sales, and in any sequence the Agent selects. No waiver of any provision hereof shall be implied from the conduct of the parties. Any such waiver much be in writing and must be signed by the party against which such waiver is sought to be enforced. The waiver or release of any breach of the provisions set forth herein to be kept and performed shall not be a waiver or release of any preceding or subsequent breach of the same or any other provision. No receipt of partial payment after acceleration of any of the Obligations shall waive the acceleration. No payment by the Borrower or receipt by the Agent of a lesser amount than the full amount secured hereby shall be deemed to be other than on account of the sums due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and the Agent may accept any check or payment without prejudice to the Agent's right to recover the balance of such sums or to pursue any other remedy provided in this Mortgage. The consent by the Agent to any matter or event requiring such consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event. No waiver of any Event of Default shall at any time thereafter be held to be a waiver of any rights of the Agent stated anywhere in the Credit Agreement, the Notes, this Mortgage or any of the other Credit Documents, nor shall any waiver of a prior Event of Default operate to waive any subsequent Event(s) of Default. All remedies provided in the Credit Agreement, the Notes, this Mortgage or any of the other Credit Documents are cumulative and may, at the election of the Agent, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by law.

         Section 4.9 The Agent's Right to Cure Defaults. If the Borrower shall fail to comply with any of the terms of the Credit Documents with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Property in repair, or any other term contained herein or in any of the other Credit Documents, the Agent may make advances to perform the same without releasing the Borrower from any of the Obligations. The Borrower agrees to repay upon demand all sums so advanced and all sums expended by the Agent or the Lenders in connection with such performance, including without limitation attorneys' fees, with interest at the rate of interest set forth in Section 3.1 of the Credit Agreement from the dates such advances are made, and all sums so advanced and/or expenses incurred, with interest, shall be secured hereby, but no such advance and/or incurring of expense by the Agent or the Lenders, shall be deemed to relieve the Borrower from any default hereunder or under any of the other Loan Documents, or to release the Borrower from any of the Obligations.

         Section 4.10 Suits and Proceedings. The Agent shall have the power and authority, upon prior notice to the Borrower, to institute and maintain any suits and proceedings as the Agent may deem advisable to (i) prevent any impairment of the Mortgaged Property by any act which may be unlawful or by any violation of this Mortgage, (ii) preserve or protect its interest in the Mortgaged Property, or (iii) restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if, in the sole opinion of the Agent, the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to the Agent's interest.

         Section 4.11 Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, the Borrower or the Borrower's heirs, devises, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all immediately shall become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale, notwithstanding any language herein apparently to the contrary, shall have the sole option to demand possession immediately following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 Binding Effect; Survival; Number; Gender. This Mortgage shall be binding on and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns. All agreements, representations and warranties contained herein or otherwise heretofore made by the IDB or the Borrower to the Agent shall survive the execution, delivery and foreclosure hereof. The singular of all terms used herein shall include the plural, the plural shall include the singular, and the use of any gender herein shall include all other genders, where the context so requires or permits.

         Section 5.2 Severability. The unenforceability or invalidity of any provision of this Mortgage as to any person or circumstance shall not render that provision unenforceable or invalid as to any other person or circumstance.

         Section 5.3 Notices. Any notice or other communication to any party in connection with this Mortgage shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified below, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three Business Days after the date of mailing if mailed. Notices shall be given to or made upon the respective parties hereto at their respective addresses set forth below:

        If to the Borrower:             Simcala, Inc.
                                        Ohio Ferro Alloys Road
                                        Mt. Meigs, Alabama 36057
                                        Attention: Chief Financial Officer
                                        Telecopy No. (334)215-7560

        If to the IDB:                  The Industrial Development Board of
                                        The City of Montgomery
                                        P.O. Box 79
                                        Montgomery, Alabama 36101

        If to the Agent:                NationsBank, N.A.
                                        101 North Tryon Street, Floor 15
                                        Charlotte, NC 28255
                                        Attn: Agency Services
                                        Telecopy No. (704) 388-3916

Either party may change its address for notices by a notice given not less than five (5) Business Days prior to the effective date of the change.

         Section 5.4 Applicable Law. This Mortgage shall be governed by and construed in accordance with the internal law of the State of North Carolina as provided in Section 11.10 of the Credit Agreement; provided, however, that the provisions of this Mortgage relating to the creation, perfection and enforcement of the lien and security interest created by this Mortgage in respect of the Mortgaged Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Mortgage, shall be governed by and construed in accordance with the internal law of the state where the Mortgaged Property is located. In the event of a conflict between the laws of the State of North Carolina and the internal law of the state in which the Mortgaged Property is located with respect to creation, perfection and enforcement of the lien and security interest created by this Mortgage, the laws of the state in which the Mortgaged Property is located shall govern.

         Section 5.5 Effect. This Mortgage is in addition and not in substitution for any other guarantees, covenants, obligations or other rights now or hereafter held by the Agent from any other person or entity in connection with the Obligations.

         Section 5.6 Assignability. The Agent shall have the right to assign this Mortgage, in whole or in part, or sell participation interests herein, to any person obtaining an interest in the Obligations.

         Section 5.7 Headings. Headings of the Sections of this Mortgage are inserted for convenience only and shall not be deemed to constitute a part hereof.

         Section 5.8 Fixture Filing. This instrument shall be deemed to be a Fixture Filing within the meaning of the Alabama Uniform Commercial Codes, and for such purpose, the following information is given:

         (A)  Name and address of Debtors:  Simcala, Inc.
                                            Ohio Ferro Alloys Road
                                            Mt Meigs, Alabama 36057
                                            Attention: Chief Financial Officer
                                            Federal Tax I.D. No.: 34-0438210

                                            The Industrial Development Board of
                                            The City of Montgomery
                                            P. 0. Box 79
                                            Montgomery, Alabama 36101
                                            Federal Tax I.D. No.: 63-6083264

         (B)  Name and address of           NationsBank, N.A.
              Secured Party:                101 North Tryon Street, 15th Floor
                                            Charlotte, NC  28255

         (C)  Description of the types (or
              items) of property covered
              by this Fixture Filing:       See granting clause on pages 2 and
                                            3 hereof.

         (D)  Description of real estate
              to which the collateral is
              attached or upon which it
              is or will be located:        See Exhibit A hereto.

Some of the above-described collateral is or is to become Fixtures upon the above described real estate, and shall be deemed part of said real estate and this Fixture Filing is to be filed for record and indexed in the public real estate records. IDB is the record owner of said real estate.

         Section 5.9 The IDB. It is expressly understood and agreed that the IDB's liability hereunder is limited solely to its interest in the Mortgaged Property and the revenues and receipts derived from the leasing of the Mortgage Property under the IDB Lease (except for Unassigned Rights as therein defined) or under any other Leases or Subleases of all or any part or parts of the Mortgaged Property. No agreement, covenant or representation herein contained shall ever constitute or give rise to any pecuniary liability or charge, including environmental obligations, against the general credit of the IDB or against the servants, agents or employees of the IDB. Further, none of the directors, officers, employees or agents of the IDB shall have any personal liability hereunder whatsoever for the breach by the IDB of any of the representations, covenants or agreements on its part herein contained.

         Section 5.10 Remedies Cumulative. All remedies contained in this Mortgage are cumulative and not exclusive, and the Agent shall also have all other remedies provided by law or equity or in any other agreement between the Borrower and the Agent. No delay or failure by the Agent to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or of a default or Event of Default by the Borrower or the IDB. The Agent may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security, and all of the Agent's rights and remedies with respect to all collateral shall be cumulative and may be exercised concurrently by the Agent.

         Section 5.11 Releases and Waivers. The Borrower and the IDB agree that no release by the Agent of any of the Borrower's or the IDB's successors in title from liability on the Obligations, no release by the Agent of any portion of the Mortgaged Property, the Rents or the Fixtures or Personal Property, no subordination of lien, no forbearance on the part of the Agent or the Lenders to collect on the Obligations, or any part thereof, no waiver of any right granted or remedy available to the Agent or the Lenders and no action taken or not taken by the Agent or the Lenders shall in any way diminish the Borrower's or the IDB's obligations to the Agent or the Lenders or have the effect of releasing the Borrower or the IDB, or any successor, from full responsibility to the Agent or the Lenders for the complete discharge of each and every of the Borrower's or the IDB's obligations hereunder or the Borrower's obligations pursuant to any Credit Document.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS HEREOF, the Borrower and the IDB have executed this Mortgage as of the date first written above.

                                             SIMCALA, INC.

                                             By:    /s/ C. Edward Boardwine
                                                    ----------------------------
                                             Name:  C. Edward Boardwine
                                             Title: President



THE STATE OF ALABAMA       )
                           ) ss.
MONTGOMERY COUNTY          )

                  I, Linda L. Kelley, a Notary Public in and for said County, in said State, hereby certify that C. Edward Boardwine whose name as President of SIMCALA, INC., a Delaware corporation, is signed to the foregoing Mortgage and who is known to me, acknowledged before me on this day that, being informed of the contents of the Mortgage, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand this the 26th day of March, 1998.


                                                /s/
                                             -----------------------------------
                                             Notary Public

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY


                                             By:      /s/
                                                    ----------------------------
                                             Name:  R.E. Thornton, Jr.
                                             Title: Chairman

THE STATE OF ALABAMA       )
                           )ss
MONTGOMERY COUNTY          )

                  I, Samantha Anne Wood, a Notary in and for said County, in said State, hereby certify that R.E. Thornton, Jr., whose name as Chairman of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY is signed to the foregoing Mortgage and who is known to me, acknowledged before me on this day, that being informed of the contents of said Mortgage, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as Chairman as aforesaid.

                  Given under my hand this the 27th day of March, 1998


                                                 /s/
                                             -----------------------------------
                                             Notary Public

                                    EXHIBIT A

                      Legal Description (Granting Clause A)

PARCEL 1:

Begin at the Southeast Corner of Section 5, T-16-N, R-20-E, Montgomery County, Alabama; thence run along the South Line of said Section 5, S 87(0) 05' 57" W, 1818.81 feet to a point; thence run N 01(0) 53" 50" W, 1623.33 feet to an iron pin; thence run N 03(0) 50' 08" E, 1038.55 feet to a concrete monument lying on the North Line of the Southeast Quarter of said Section; thence run N 87(0) 34' 04" E, 1990.78 feet to a point at the Northeast Corner of the Southeast Quarter of said Section 5; thence run along the East Line of said Section, S 04(0) 03' 41" W, 2657.77 feet to the point of beginning.

Said described property lying and being situated in the Southeast Quarter of
Section 5, T-16-N, R-20-E, Montgomery County, Alabama.


PARCEL 2:

Begin at the Northeast Corner of the Southeast Quarter of Section, 5, T-16-N, R-20-E, Montgomery County, Alabama; thence run along the North Line of the Southeast Quarter of said Section, S 87(0) 34; 04" W, 1990.78 feet to a concrete monument; thence continue, S 87(0) 34' 04" W, 663.34 feet to a concrete monument lying at the Northwest Corner of the Southeast Quarter of said Section 5; thence run N 04(0) 03' 41" E, 90.10 feet to a point lying on the South right of way of CSX Railroad (100' ROW); thence run along said South right of way, N 87(0) 00' 00" E, 2657.34 feet to a point lying on the East Line of said Section 5; thence run along said East Line, S 04(0) 03' 41" W, 117.34 feet to the point of beginning.

Said described property lying and being situated in the Northeast Quarter of
Section 5, T-16-N, R-20-E, Montgomery County, Alabama.


PARCEL 3:

Begin at a concrete monument at the Northwest Corner of the Southeast Quarter of
Section 5, T-16-N, R-20-E, Montgomery County, Alabama; thence run S 87(0) 33' 07" W, 661.96 feet to an iron pin; thence run S 87(0) 33' 21" W, 671.78 feet to an iron pin; thence run N 04(0) 03' 41" E 76.74 feet to a point lying on the South right of way of CSX Railroad; thence run along said South right of way, N 87(0) 00' 00" E, 1335.32 feet to a point; thence run S 04(0) 03' 41" W, 90.10 feet to the point of beginning.

Said described parcel lying and being situated in the Northwest Quarter of
Section 5, T-16-N, R-20-E, Montgomery County, Alabama.

TOGETHER WITH all of the Borrower's right, title and interest in and to the lease agreement between the Borrower and the Department of Youth Services, dated January 3, 1986, as amended by letter agreements dated August 7, 1995 and September 14, 1995(as amended, the "Slurry Pond Lease") and the easements, rights, interests and privileges granted to the Borrower under the provisions of the Slurry Pond Lease.